                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 9, 1998



                               AMEREN CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




                                    Missouri
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                           State or other jurisdiction
                                of incorporation)



      1-14756                                                    43-1723446
      -------                                                    ----------
(Commission File No.)                                           (IRS employer
                                                             identification no.)



1901 Chouteau Avenue, St. Louis, Missouri                            63103
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (314) 621-3222
                                                   --------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

Introduction
------------

                  On October 9, 1998, the Board of Directors of Ameren Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company (the "Common Shares"). The dividend is payable on the tenth day following approval by the Securities and Exchange Commission of the issuance of the Rights under the Public Utility Holding Company Act of 1935, as amended (such date, the "Record Date") to the stockholders of record on that date. The description and terms of the Rights are set forth in an Agreement (the "Agreement") between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent").

Purchase Price
--------------

                  Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company, par value $.01 per share (the "Preferred Shares"), at a price of $180 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment.

Flip-In
-------

                  In the event that any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of the outstanding Common Shares (an "Acquiring Person"), each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

Flip-Over
---------

                  If the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, each holder of a Right (other than Rights beneficially owned by Acquiring Person, which will be void) will thereafter have the right to receive that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

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Distribution Date
-----------------

                  The distribution date is the earlier of

                  (i) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of the outstanding Common Shares; or

                  (ii) 10 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares.

Transfer and Detachment
-----------------------

                  Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto. Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares, and transfer of those certificates will also constitute transfer of these Rights.

                  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

Exercisability
--------------
                  The Rights are not exercisable until the Distribution Date. The Rights will expire on October 9, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

Adjustments
-----------
                  The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications, or certain distributions with respect to the Preferred Shares. The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment if, prior to the Distribution Date, there is a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which

                                      -2-
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are integral multiples of one one-hundredth of a Preferred Share,  which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Preferred Shares
----------------

                  Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

                  The value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should, because of the nature of the Preferred Shares' dividend, liquidation and voting rights, approximate the value of one Common Share.

Exchange
--------

                  At any time after any person or group becomes an Acquiring Person, and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (subject to adjustment).

Redemption
----------

                  At any time prior to any person or group becoming an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendments
----------

                  The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from
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and after such time as any  person or group  of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

Rights and Holders
------------------

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Further Information
-------------------

                  A copy of the Agreement and the related press release issued by the Company on October 9, 1998 are filed as Exhibits 4 and 99 hereto and are incorporated herein by reference. The foregoing summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
                               --- -----

                  (c)      Exhibits

                           4 Agreement, dated as of October 9, 1998, between Ameren Corporation and First Chicago Trust Company of New York, as Rights Agent, which includes the form of Certificate of Designation of the Preferred Shares as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C.

                           99 Press Release dated October 9, 1998, issued by Ameren Corporation.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   AMEREN CORPORATION



                                       By:   /S/  Steven R. Sullivan
                                           ----------------------------------
                                      Name: Steven R. Sullivan
                                     Title: Vice President, General Counsel
                                                  and Secretary




Dated:  October 14, 1998


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                                  EXHIBIT INDEX

Exhibit
  No.                              Description
-------                            -----------

  4               Agreement, dated as of October 9, 1998,
                  between  Ameren  Corporation  and First
                  Chicago  Trust Company of  New York, as
                  Rights Agent, which includes  the  form
                  of  Certificate  of  Designation of the
                  Preferred Shares as Exhibit A, the form
                  of Right  Certificate  as Exhibit B and
                  the  Summary of Rights as Exhibit C.

  99 Press Release dated October 9, 1998, issued by Ameren Corporation.




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